UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2018

 SCYNEXIS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36365	56-2181648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Evertrust Plaza, 13th Floor

Jersey City, New Jersey 07302-6548

(Address of principal executive offices, including zip code)

(201)-884-5485

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01	Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

On December 20, 2018, SCYNEXIS received a letter from the Listing Qualifications Department staff (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) notifying SCYNEXIS that, for the last 30 consecutive business days, the closing bid price for SCYNEXIS’s common stock was below the $1.00 per share minimum required for continued listing on the Nasdaq Global Market as set forth in Nasdaq Listing Rule 5450(a)(1). The letter from Nasdaq has no immediate effect on the listing of SCYNEXIS’s common stock on the Nasdaq Global Market.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), SCYNEXIS has 180 calendar days, or until June 18, 2019, to regain compliance with the minimum bid price rule. If, at any time during this 180-day period, the closing bid price of SCYNEXIS’s common stock is at least $1.00 for a minimum of 10 consecutive business days (unless the Staff exercises its discretion to extend such 10-day period), the Staff will provide SCYNEXIS written confirmation of compliance with the minimum bid price rule and the matter will be closed.

If SCYNEXIS does not regain compliance by June 18, 2019, SCYNEXIS may transfer from the Nasdaq Global Market to the Nasdaq Capital Market and may be eligible for an additional compliance period of 180 calendar days. To qualify for the additional compliance period, SCYNEXIS would have to meet the continued listing requirement for market value of publicly held shares and all other requirements for initial listing on the Nasdaq Capital Market (except for the bid price requirement), and provide written notice to Nasdaq of its intention to cure the deficiency during the additional 180-day compliance period, by effecting a reverse stock split, if necessary. If SCYNEXIS does not qualify for an additional compliance period, or if the Staff concludes that SCYNEXIS will not be able to cure the deficiency, the Staff will provide written notice to SCYNEXIS that its common stock will be subject to delisting. At that time, SCYNEXIS may appeal the Staff’s delisting determination to a Nasdaq Hearings Panel.

SCYNEXIS will continue to actively monitor the closing bid price of its common stock and will evaluate available options to resolve the deficiency and regain compliance with the minimum bid price rule.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCYNEXIS, Inc.

Date: December 21, 2018	By:	/s/ Eric Francois
Eric Francois
Chief Financial Officer